Exhibit 99.2

DEED OF INDEMNIFICATION

This Deed of Indemnification, dated as of March 17, 2015, is made by and between Actavis plc, an Irish public limited company (the “Company”), and [—] (“Indemnitee”).

WHEREAS, the Company desires to ensure that the Company benefits from the services of highly qualified, experienced and otherwise competent persons such as Indemnitee;

WHEREAS, the Company previously requested that Indemnitee serve the Company as a director of the Company, and, if requested to do so by the Company, as a director, officer, trustee, employee, representative or agent of another corporation, joint venture, trust or other enterprise, in each case whether organized under the laws of Ireland, any foreign nation or any political subdivision thereof; and

WHEREAS, Indemnitee desires to be indemnified by the Company and has agreed to become a director of the Company in reliance upon the Company’s promise to provide indemnification on the basis (i) herein set forth and (ii) set forth in an indemnification agreement between Actavis W.C. Holding Inc. and Indemnitee.

NOW, THEREFORE, in consideration of the foregoing promises and the mutual covenants herein contained, the parties hereto agree as follows:

Section 1. Generally.

(a) In consideration of Indemnitee agreeing to act and continue to act as director of the Company, in addition to and without prejudice to any other right of indemnity in favour of Indemnitee from time to time, the Company hereby irrevocably and unconditionally agrees and undertakes with Indemnitee subject to Section 200 of the Companies Act 1963 upon first demand to indemnify and keep Indemnitee (and any alternate director appointed by such Indemnitee to act on his behalf together with their respective estates) indemnified and held harmless from and against, and to assume all liability for, any and all proceedings (including, without limitation, claims, demands and actions), liability, damage, loss, charge, detriment, cost, Expenses, judgments or fines suffered, incurred or sustained by Indemnitee (or any such alternate director or their respective estates) arising directly or indirectly out of or in connection with his acting as a director or alternate director (as the case may be) of the Company otherwise than by reason of the dishonesty, fraud, breach of fiduciary duty, negligence or wilful misconduct of Indemnitee or such alternate director (as the case may be). For the avoidance of doubt, the foregoing indemnity shall extend to any liability incurred by Indemnitee in defending proceedings, whether civil or criminal, in which judgement is given in his favour in which he is acquitted, in connection with any application under Section 391 of the Companies Act 1963 or Section 42 of the Companies (Amendment) Act 1983 in which relief is granted to him by the court.

(b) The indemnification provided by this Section 1 shall be from and against Expenses, judgments and fines actually and reasonably incurred by Indemnitee or on Indemnitee’s behalf in connection with such proceeding and any appeal therefrom, but shall only be provided if Indemnitee acted in good faith and in a manner Indemnitee reasonably believed to be in or not opposed to the best interests of the Company.

(c) The rights of Indemnitee hereunder shall be in addition to any rights Indemnitee may now or hereafter have to indemnification by the Company or otherwise.

Section 2. Successful Defense; Partial Indemnification.

(a) To the extent that Indemnitee has been successful on the merits or otherwise in defense of any proceeding or in defense of any claim, issue or matter therein, Indemnitee shall be indemnified against Expenses actually and reasonably incurred in connection therewith.

(b) If Indemnitee is entitled under any provision of this Deed to indemnification by the Company for some or a portion of the Expenses, judgments and fines actually and reasonably incurred by Indemnitee or on Indemnitee’s behalf in connection with any proceeding or investigation, or in defense of any claim, issue or matter therein, and any appeal therefrom but not, however, for the total amount thereof, the Company shall nevertheless indemnify Indemnitee for the portion of such Expenses, judgments and fines.

Section 3. Determination That Indemnification Is Proper. Any indemnification hereunder shall (unless otherwise ordered by a court) be made by the Company unless a determination is made that indemnification of such person is not proper in the circumstances because he or she has not met the applicable standard of conduct set forth in Section 1(b) of this Deed. Any such determination shall be made (i) by a majority vote of the directors who are not parties to the proceeding in question (“disinterested directors”), even if less than a quorum, (ii) by a majority vote of a committee of disinterested directors designated by majority vote of disinterested directors, even if less than a quorum, (iii) by independent legal counsel, or (iv) by a court of competent jurisdiction.

Section 4. Notification and Defense of Claim.

(a) Promptly after receipt by Indemnitee of notice of the commencement of any proceeding, Indemnitee shall notify the Company of the commencement thereof. The failure to promptly notify the Company of the commencement of the proceeding, or Indemnitee’s request for indemnification, will not relieve the Company from any liability that it may have to Indemnitee hereunder, except to the extent the Company is prejudiced in its defense of such proceeding as a result of such failure.

(b) If any action, proceeding, claim or demand shall be brought or asserted against Indemnitee or any alternate director appointed by him to act on his behalf in respect of which indemnity may be sought against the Company, the Company, if appropriate, shall be entitled to assume the defense of such proceeding, with counsel reasonably acceptable to Indemnitee, upon the delivery to Indemnitee of written notice of its election to do so. After delivery of such notice, approval of such counsel by Indemnitee and the retention of such counsel by the Company, the Company will not be liable to Indemnitee under this Deed for any fees of counsel subsequently incurred by Indemnitee with respect to the same proceeding, provided that (1) Indemnitee shall have the right to employ Indemnitee’s own counsel in such proceeding at Indemnitee’s expense and (2) if (i) the employment of counsel by Indemnitee has been previously authorized in writing by the Company, (ii) counsel to the Company or Indemnitee shall have reasonably concluded that there may be a conflict of interest or position, or reasonably believes that a conflict is likely to arise, on any significant issue between the Company and Indemnitee in the conduct of any such defense or (iii) the Company shall not, in fact, have employed counsel to assume the defense of such proceeding, then the Expenses of Indemnitee’s counsel shall be at the expense of the Company, except as otherwise expressly provided by this Deed. Notwithstanding the foregoing, in the case of clause (iii) of the preceding sentence, Indemnitee acknowledges that, in connection with any one such proceeding involving at least one other party to whom the Company owes obligations identical or similar to those owed to Indemnitee under this Deed, or separate but substantially similar proceedings arising out of the same general allegations and involving at least one other party to whom the Company owes obligations identical or similar to those owed to Indemnitee under this Deed, the Company will not be liable for the Expenses of more than one separate firm of attorneys (in addition to any local counsel necessary for the representation). The Company shall not be entitled, without the consent of Indemnitee, to assume the defense of any claim brought by or in the right of the Company or as to which counsel for the Company or Indemnitee shall have reasonably made the conclusion provided for in clause (ii) above.

Section 5. Warranty.

The Company warrants by its execution hereof that it has power to enter into and has duly authorised the execution and delivery of this Indemnity and that its obligations hereunder constitute legal, valid and binding obligations enforceable against the Company in accordance with its terms.

Section 6. Procedure for Indemnification.

(a) To obtain indemnification, Indemnitee shall promptly submit to the Company a written request, including therein or therewith such documentation and information as is reasonably available to Indemnitee and is reasonably necessary to determine whether and to what extent Indemnitee is entitled to indemnification. The Company shall, promptly upon receipt of such a request for indemnification, advise the Board of Directors of the Company in writing that Indemnitee has requested indemnification.

(b) The Company’s determination whether to grant Indemnitee’s indemnification request shall be made promptly, and in any event within sixty (60) days following receipt of a request for indemnification pursuant to Section 6(a). The right to indemnification as granted by Section 1 of this Deed shall be enforceable by Indemnitee in any court of competent jurisdiction if the Company denies such request, in whole or in part, or fails to respond within such 60-day period. It shall be a defense to any such action that Indemnitee has not met the standard of conduct set forth in Section 1 hereof, but the burden of proving such defense by clear and convincing evidence shall be on the Company. Neither the failure of the Company (including its Board of Directors or one of its committees, its independent legal counsel, and its stockholders) to have made a determination prior to the commencement of such action that indemnification of Indemnitee is proper in the circumstances because Indemnitee has met the applicable standard of conduct set forth in Section 1, nor the fact that there has been an actual determination by the Company (including its Board of Directors or one of its committees, its independent legal counsel, and its stockholders) that Indemnitee has not met such applicable standard of conduct, shall be a defense to the action or create a presumption that Indemnitee has or has not met the applicable standard of conduct.

(c) Subject to the limitations set forth in Section 8, Indemnitee shall be presumed to be entitled to indemnification under this Deed upon submission of a request for indemnification pursuant to this Section 6, and the Company shall have the burden of proof in overcoming that presumption in reaching a determination contrary to that presumption. Such presumption shall be used as a basis for a determination of entitlement to indemnification unless the Company overcomes such presumption by clear and convincing evidence.

Section 7. Insurance and Subrogation.

(a) The Company may purchase and maintain insurance on behalf of Indemnitee who is or was or has agreed to serve at the request of the Company as a director or officer of the Company against any liability asserted against, and incurred by, Indemnitee or on Indemnitee’s behalf in any such capacity, or arising out of Indemnitee’s status as such, whether or not the Company would have the power to indemnify Indemnitee against such liability under the provisions of this Deed. If the Company has such insurance in effect at the time the Company receives from Indemnitee any notice of the commencement of a proceeding, the Company shall give prompt notice of the commencement of such proceeding to the insurers in accordance with the procedures set forth in the policy. The Company shall thereafter take all necessary or desirable action to cause such insurers to pay, on behalf of Indemnitee, all amounts payable as a result of such proceeding in accordance with the terms of such policy.

(b) In the event of any payment by the Company under this Deed, the Company shall be subrogated to the extent of such payment to all of the rights of recovery of Indemnitee with respect to any insurance policy, who shall execute all papers required and take all action necessary to secure such rights, including execution of such documents as are necessary to enable the Company to bring suit to enforce such rights in accordance with the terms of such insurance policy. The Company shall pay or reimburse all Expenses actually and reasonably incurred by Indemnitee in connection with such subrogation.

(c) The Company shall not be liable under this Deed to make any payment of amounts otherwise indemnifiable hereunder (including, but not limited to, judgments, fines and excise taxes or penalties) if and to the extent that Indemnitee has otherwise actually received such payment under this Deed or any insurance policy, contract, agreement or otherwise.

Section 8. Limitation on Indemnification. Notwithstanding any other provision herein to the contrary, the Company shall not be obligated pursuant to this Deed:

(a) Claims Initiated by Indemnitee. To indemnify to Indemnitee with respect to a proceeding (or part thereof) initiated by Indemnitee.

(b) Action for Indemnification. To indemnify Indemnitee for any Expenses incurred by Indemnitee with respect to any proceeding instituted by Indemnitee to enforce or interpret this Deed.

(c) Section 16 Violations. To indemnify Indemnitee on account of any proceeding with respect to which final judgment is rendered against Indemnitee for payment or an accounting of profits arising from the purchase or sale by Indemnitee of securities in violation of Section 16(b) of the Securities Exchange Act of 1934, as amended, or any similar successor statute.

(d) Non-compete and Non-disclosure. To indemnify Indemnitee in connection with proceedings involving the enforcement of non-compete and/or non-disclosure agreements or the non-compete and/or non-disclosure provisions of employment, consulting or similar agreements Indemnitee may be a party to with the Company.

(e) Additional Limitations. To indemnify Indemnitee in circumstances where Indemnitee is a defendant or a respondent in a proceeding and (i) Indemnitee is not acquitted or judgment is not given in Indemnitee’s favour and (ii) the court does not grant relief to Indemnitee in connection with any application under Section 391 or Section 42 of the Companies Act.

Section 9. Savings Clause. If any provision or provisions of this Deed shall be invalidated on any ground by any court of competent jurisdiction, then the Company shall nevertheless indemnify Indemnitee as to Expenses, judgments and fines with respect to any proceeding, including an action by or in the right of the Company, to the full extent permitted by any applicable portion of this Deed that shall not have been invalidated and to the full extent permitted by applicable law.

Section 10. Certain Definitions. For purposes of this Deed, the following definitions shall apply:

(a) The term “Expenses” shall include all reasonable attorneys’ fees (applying the Company’s billing guidelines, if any, and otherwise consistent with the Company’s past practice for payment of legal fees for outside counsel), retainers, court costs, transcript costs, fees of experts, witness fees, travel expenses, duplicating costs, printing and binding costs, telephone charges, postage, delivery service fees, any federal, state, local or foreign taxes imposed on Indemnitee as a result of the actual or deemed receipt of any payments under this Deed, excise taxes and penalties, and all other disbursements or expenses of the types customarily incurred in connection with prosecuting, defending, preparing to prosecute or defend, investigating, being or preparing to be a witness in, or otherwise participating in, a proceeding. Expenses also shall include (i) Expenses incurred in connection with any appeal resulting from any proceeding, including without limitation the premium, security for, and other costs relating to any cost bond, supersedeas bond, or other appeal bond or its equivalent, and (ii) Expenses incurred by Indemnitee in connection with the interpretation, enforcement or defense of Indemnitee’s rights under this Deed, by litigation or otherwise, in accordance with Section 16. Expenses, however, shall not include the amount of judgments or fines against Indemnitee.

(b) The term “Company” shall include, without limitation and in addition to the resulting corporation, any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued, would have had power and authority to indemnify its directors and officers, so that any person who is or was a director or officer of such constituent corporation, or is or was serving at the request of such constituent corporation as a director or officer shall stand in the same position under the provisions of this Deed with respect to the resulting or surviving corporation as he or she would have with respect to such constituent corporation if its separate existence had continued.

(a) A person who acted in good faith and in a manner such person reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner “not opposed to the best interests of the Company” as referred to in this Deed.

Section 11. Form and Delivery of Communications. Any notice, request or other communication required or permitted to be given to the parties under this Deed shall be in writing and either delivered in person or sent by telecopy, telex, telegram, overnight mail or courier service, or certified or registered mail, return receipt requested, postage prepaid, to the parties at the following addresses (or at such other addresses for a party as shall be specified by like notice):

If to the Company:

Actavis plc

Morris Corporate Center III, 400 Interpace Parkway

Parsippany, NJ 07054

Attn: Chief Legal Officer and Secretary

Facsimile:

If to Indemnitee:

c/o Actavis plc

Morris Corporate Center III, 400 Interpace Parkway

Parsippany, NJ 07054

Attn: Chief Legal Officer and Secretary

Section 12. Subsequent Legislation. If the Companies Act 1963 is amended after adoption of this Deed to expand further the indemnification permitted to directors or officers, then the Company shall indemnify Indemnitee to the fullest extent permitted by the Companies Act 1963, as so amended.

Section 13. Effective Date and Release.

This Indemnity shall be effective and shall remain in full force and effect until Indemnitee confirms in writing to the Company that it is released from its obligations hereunder. The resignation of Indemnitee shall not terminate or otherwise prejudice his continuing rights hereunder.

Section 14. Nonexclusivity; No Duplication of Payments.

(a) The provisions for indemnification set forth in this Deed shall not be deemed exclusive of any other rights which Indemnitee may have under any provision of law, the Company’s Memorandum and Articles of Association (as may be amended from time to time), in any court in which a proceeding is brought, the vote of the Company’s stockholders or disinterested directors, other agreements or otherwise, and Indemnitee’s rights hereunder shall continue after Indemnitee has ceased acting as director or officer of the Company and shall inure to the benefit of the heirs, executors and administrators of Indemnitee. However, no amendment or alteration of the Company’s Memorandum or Articles of Association or any other agreement shall adversely affect the rights provided to Indemnitee under this Deed.

(b) The Company shall not be liable under this Deed to make any payment to Indemnitee in respect of any expenses, judgments and fines or any other amounts paid to or incurred by Indemnitee to the extent Indemnitee has otherwise received payment, including, without limitation, under any insurance policy, the Company’s Memorandum or Articles of Association, the organizational documents of any of the Company’s subsidiaries or any agreement between Indemnitee and any of the Company’s subsidiaries (each, an “Alternative Source”), for such expenses, judgments and fines or amounts that are otherwise indemnifiable by the Company hereunder. In the event that Indemnitee receives from the Company and an Alternative Source a duplicate payment in respect of the same expenses, judgments and fines or any other amounts incurred by Indemnitee, Indemnitee shall promptly reimburse the Company in the amount of such duplicate payment.

Section 15. Enforcement. The Company shall be precluded from asserting in any judicial proceeding that the procedures and presumptions of this Deed are not valid, binding and enforceable. The Company agrees that its execution of this Deed shall constitute a stipulation by which it shall be irrevocably bound in any court of competent jurisdiction in which a proceeding by Indemnitee for enforcement of his rights hereunder shall have been commenced, continued or appealed, that its obligations set forth in this Deed are unique and special, and that failure of the Company to comply with the provisions of this Deed will cause irreparable and irremediable injury to Indemnitee, for which a remedy at law will be inadequate. As a result, in addition to any other right or remedy Indemnitee may have at law or in equity with respect to breach of this Deed, Indemnitee shall be entitled to injunctive or mandatory relief directing specific performance by the Company of its obligations under this Deed.

Section 16. Interpretation.

(a) It is understood that the parties hereto intend this Deed to be interpreted and enforced so as to provide indemnification to Indemnitee to the fullest extent now or hereafter permitted by law.

(b) In this Deed any reference to any statute shall be construed as a reference to that statute as extended, modified, replaced or re-enacted from time to time (whether before or after the date hereof) and all statutory instruments, regulations and orders from time to time made thereunder or deriving validity therefrom (whether before or after the date hereof).

Section 18. Entire Agreement. This Deed and the documents expressly referred to herein constitute the entire agreement between the parties hereto with respect to the matters covered hereby, and any other prior or contemporaneous oral or written understandings or agreements with respect to the matters covered hereby are expressly superseded by this Deed.

Section 19. Modification and Waiver. No supplement, modification or amendment of this Deed shall be binding unless executed in writing by both of the parties hereto. No waiver of any of the provisions of this Deed shall be deemed or shall constitute a waiver of any other provision hereof (whether or not similar) nor shall such waiver constitute a continuing waiver.

Section 20. Successor and Assigns. All of the terms and provisions of this Deed shall be binding upon, shall inure to the benefit of and shall be enforceable by the parties hereto and their respective successors, assigns, heirs, executors, administrators and legal representatives. The Company shall require and cause any direct or indirect successor (whether by purchase, merger, consolidation or otherwise) to all or substantially all of the business or assets of the Company, by written agreement in form and substance reasonably satisfactory to Indemnitee, expressly to assume and agree to perform this Deed in the same manner and to the same extent that the Company would be required to perform if no such succession had taken place.

Section 21. Service of Process and Venue. For purposes of any claims or proceedings to enforce this Deed, the Company consents to the jurisdiction and venue of any court of competent jurisdiction in Ireland, and waives and agrees not to raise any defense that any such court is an inconvenient forum or any similar claim.

Section 22. Supersedes Prior Agreement. This Deed supersedes any prior deed of indemnification or indemnification agreement between Indemnitee and the Company or its predecessors; provided, however, for the avoidance of doubt, that this Deed does not supersede or otherwise affect Indemnitee’s rights under any indemnification agreement between Indemnitee and Actavis W.C. Holding Inc., a Delaware corporation and wholly-owned subsidiary of the Company.

Section 23. Governing Law. This Deed shall be governed exclusively by and construed according to the laws of Ireland, as applied to contracts between Irish residents entered into and to be performed entirely within Ireland. If a court of competent jurisdiction shall make a final determination that the provisions of the law of any jurisdiction other than Ireland govern indemnification by the Company of its officers and directors, then the indemnification provided under this Deed shall in all instances be enforceable to the fullest extent permitted under such law, notwithstanding any provision of this Deed to the contrary.

Section 25. Employment Rights. Nothing in this Deed is intended to create in Indemnitee any right to employment or continued employment.

Section 26. Counterparts. This Deed may be executed in two or more counterparts, each of which shall be deemed to be an original and all of which together shall be deemed to be one and the same instrument, notwithstanding that both parties are not signatories to the original or same counterpart.

Section 27. Headings. The section and subsection headings contained in this Deed are for reference purposes only and shall not affect in any way the meaning or interpretation of this Deed.

IN WITNESS WHEREOF, this Deed has been duly executed and delivered to be effective as of the date first above written.

GIVEN UNDER THE COMMON SEAL OF ACTAVIS PLC

By:
	Name:	A. Robert D. Bailey
	Title:	Chief Legal Officer and Corporate Secretary

INDEMNITEE:

By:
	Name:	[—]
	Title:	[—]